AETOS CAPITAL

Product Name:  Aetos Capital Long/Short Strategies Fund, LLC
               As of December 31, 2004

Product Description: The Aetos Capital Long/Short Strategies Fund allocates its assets among a select group of funds that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the portfolio managers' ability to select securities through fundamental analysis, while hedging out some portion of market risk.

Total Firm Assets1:  $2,952MM

Total FoHF Assets:   $1,873MM

Total Strategy Assets2: $1,183MM -- Separate Accounts
                        $690MM -- Funds/Portfolios

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.


Sub-Strategy Allocation3

A pie chart is depicted here with the following pieces:

Utility Sector: 2%
Asia/Pacific Specialist: 4%
Healthcare Sector: 4%
Financial Sector: 9%
Technology Sector: 12%
Generalist/Diversified: 69%

Terms4

Management Fee            1.0% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

Investment Performance5 (US$)

                                       2004             2003          2002
January                                1.97%           -1.04%          --
February                               0.94%           -0.65%          --
March                                 -0.32%           -0.30%          --
April                                 -1.40%            1.83%          --
May                                   -0.22%            1.67%          --
June                                   0.26%            1.25%          --
July                                  -0.24%            0.96%          --
August                                -0.28%            1.03%          --
September                              0.97%           -0.25%         -1.10%
October                                0.96%            1.54%          0.51%
November                               1.77%            1.02%         -0.33%
December                               1.00%            0.90%          0.98%
Year to Date                           5.48%            8.22%          0.04%

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Real Estate - $1,873MM
                     Aetos Absolute Return - $339MM
                     Aetos Fund Advisory - $740MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3Historical Allocations:

               Dec-02                                         Dec-03
        Strategy                      %            Strategy                  %

Generalist/Diversified               60%  Generalist/Diversified             51%
Healthcare Sector                     0%  Healthcare Sector                   0%
Financial Sector                      0%  Financial Sector                    0%
Technology Sector                    20%  Technology Sector                  23%
Utility Sector                       20%  Utility Sector                     26%
Asia/Pacific Specialist               0%  Asia/Pacific Specialist             0%

               Mar-04                                         Jun-04
        Strategy                      %            Strategy                  %

Generalist/Diversified               51%  Generalist/Diversified             55%
Healthcare Sector                     8%  Healthcare Sector                   8%
Financial Sector                     19%  Financial Sector                   17%
Technology Sector                    18%  Technology Sector                  16%
Utility Sector                        4%  Utility Sector                      4%
Asia/Pacific Specialist               0%  Asia/Pacific Specialist             0%

              Sep-04
        Strategy                      %

Generalist/Diversified               55%
Healthcare Sector                     8%
Financial Sector                     17%
Technology Sector                    16%
Utility Sector                        4%
Asia/Pacific Specialist               0%

4Terms:
     Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

5Investment Performance:

Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indica-tive of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider these risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860